Exhibit 32.1

Certification of CEO Furnished Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pacific Biosciences of California, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Hugh Martin, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(i) the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2010 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 30, 2010	/s/ Hugh Martin
Hugh Martin
President and Chief Executive Officer
(Principal Executive Officer)